UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 23, 2010
(December 22, 2010)

I-WEB MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54012	27-2506234
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1 International Boulevard, Suite 400
Mahwah, NJ  07495
(Address of principal executive offices)  (zip code)

(201) 512-8732
(Registrant’s telephone number, including area code)

706 Hillcrest Drive
Richmond, Texas  77469
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2010, we entered into a Development Services Agreement with NorthStar Partners Consulting, LLC, a Connecticut limited liability company (the “Development Agreement”).  Under the terms of the Development Agreement, NorthStar will work with us to determine the commercialization options for the innovative tampon technology we recently acquired from RWIP, LLC.  NorthStar has extensive experience in new product innovation (specifically within the feminine protection category), business modeling, and business development.  NorthStar has worked successfully with several start-up companies seeking to bring new medical technologies to the retail and healthcare professional channels via strategic partnerships with large consumer packaged goods companies.

Under the Development Agreement, in exchange for NorthStar’s services, we agreed to pay, within seven days of executing the Development Agreement, a $7,000 retainer, as well as issuing to NorthStar warrants to purchase Twenty Five (25,000) shares of our common stock, restricted in accordance with Rule 144, at an exercise price of Four Dollars ($4.00) per share.  These warrants vest 50% upon execution of the Development Agreement and 50% upon completion of the required work under said agreement, and expire on December 31, 2015.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES

Under the Development Agreement, we agreed to issue NorthStar warrants to purchase Twenty Five (25,000) shares of our common stock, restricted in accordance with Rule 144, with an exercise price of Four Dollars ($4.00) per share.  These warrants vest 50% upon execution of the Development Agreement and 50% upon completion of the required work under said agreement, and expire on December 31, 2015.  The Warrant issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was either accredited or sophisticated and familiar with our operations.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

We are not required to provide financial statements under this Item 9.01(a).

(b)           Pro Forma Financial Information

We are not required to provide financial statements under this Item 9.01(b).

(c)           Exhibits

10.1	Development Services Agreement with NorthStar Partners Consulting, LLC dated December 22, 2010

10.2	Warrant Agreement with NorthStar Partners Consulting, LLC dated December 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2010	I-Web Media, Inc.
a Delaware corporation

/s/ James F. Groelinger
By: James F. Groelinger
Its: Chief Executive Officer